Exhibit 99.2

 Targeted science, Tailored solutions  for people with autoimmune disease  Batoclimab Graves’ Disease Proof-of-Concept Study Remission Data  September 2025

 Forward-looking statements  This presentation contains forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws. The use of words such as "can," “may,” “might,” “will,” “would,” “should,” “expect,” “believe,” “estimate,” “design,” “plan,” "intend," "anticipate," and other similar expressions are intended to identify forward-looking statements. Such forward looking statements include Immunovant’s expectations regarding the clinical and therapeutic benefits of its product candidates, including durability of response, efficacy, tolerability and the potential for disease modification and first-in-class potential; patient enrollment, timing, design, progress, scope and results of its existing and planned clinical trials, including the potential registrational trials for IMVT-1402 in Graves’ disease and whether the trial designs will result in improved efficacy data; future development of IMVT-1402 and batoclimab, including the timing and likelihood of expansion into additional indications; the evolution of the treatment paradigm for Graves’ disease in North America; the size and growth of the potential markets for Immunovant's product candidates and indication selections, including any estimated market opportunities; expectations regarding the receipt of regulatory approval for its product candidates; and whether, if approved, IMVT-1402 or batcolimab will be successfully distributed, marketed or commercialized. All forward-looking statements are based on estimates and assumptions by Immunovant’s management that, although Immunovant believes to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that Immunovant expected. Such risks and uncertainties include, among others: initial results or other preliminary analyses or results of early clinical trials may not be predictive of final trial results or of the results of later clinical trials; results of animal studies may not be predictive of results in humans; the timing and availability of data from clinical trials; the timing of discussions with regulatory agencies, as well as regulatory submissions and potential approvals; the continued development of Immunovant’s product candidates, including the timing of the commencement of additional clinical trials; Immunovant’s scientific approach, clinical trial design, indication selection, and general development progress; future clinical trials may not confirm any safety, potency, or other product characteristics described or assumed in this presentation; any product candidate that Immunovant develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all; Immunovant’s product candidates may not be beneficial to patients, or even if approved by regulatory authorities, successfully commercialized; the effect of global factors such as geopolitical tensions and adverse macroeconomic conditions on Immunovant’s business operations and supply chains, including its clinical development plans and timelines; Immunovant’s business is heavily dependent on the successful development, regulatory approval and commercialization of batoclimab and IMVT-1402; Immunovant is in various stages of clinical development for IMVT-1402 and batoclimab; and Immunovant will require additional capital to fund its operations and advance IMVT-1402 and batoclimab through clinical development. These and other risks and uncertainties are more fully described in Immunovant’s periodic and other reports filed with the Securities and Exchange Commission (SEC), including in the section titled “Risk Factors” in Immunovant’s most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, filed with the SEC on August 11, 2025, and Immunovant’s subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Immunovant undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.  and IMMUNOVANT® are registered trademarks of Immunovant Sciences GmbH. All other trademarks, trade names, service marks, and copyrights appearing in this presentation are the property of their respective owners. Dates used in this presentation refer to the applicable calendar year unless otherwise noted.  2

# First-ever potentially disease-modifying therapy for uncontrolled Graves' disease patients

## Potential for Disease Modification

~80% (17/21) of patients who entered off-treatment follow-up period demonstrated response at six months following end of batoclimab treatment

## Transformational Remission Observed

Of the 17 responders, ~50% (8/17) achieved anti-thyroid drug (ATD) free remission at six months following end of batoclimab treatment

**Two potentially registrational trials for IMVT-1402 in Graves' disease are currently enrolling with data expected in 2027**

IMMUNOVANT®

Notes: Responders: Patients who have T3 and T4 values ≤ULN and no increase in ATD dose from baseline; ATD: Anti-thyroid drug.

3

 Background: Graves’ Disease  4

# Graves' disease is a classic autoimmune condition driven by the presence of autoantibodies to the thyroid stimulating hormone receptor

## Graves' Disease: Autoantibody-Driven Pathogenesis

### Normal Function

TSH produced by the pituitary gland stimulates the thyroid gland to produce and release thyroid hormones (T3 & T4)


TSH
Thyroid follicle
To pituitary gland
a
Thyroid hormone production

### Graves' Disease

Autoantibodies to the thyroid stimulating hormone receptor (TSHR) stimulate thyroid hormone production leads to excess thyroid hormone production (increased T3, T4)


d
Reduced TSH secretion
a
Pathologic autoantibody production
c
Thyroid hormones act on the pituitary
Thyroid follicle
b
Increased levels of T3 and T4

IMMUNOVANT®

Sources: McIver, B. and Morris, J. The Pathogenesis of Graves' Disease (1996), Davies, T, Andersen, S, Latif, R. et al. Graves disease (2020). Image created using BioRender.
Notes: T3: Triiodothyronine; T4: Thyroxine; TSH: Thyroid Stimulating Hormone.

5

 Shift away from ablation and lack of new medical therapies leaves 25-30% of patients who are relapsed, uncontrolled, or intolerant to ATDs  Diagnosed with Graves’ Disease  Anti-Thyroid Drug (ATD)  ~85-90%  Ablation  ~10%  Continued Control with ATDs  ~60-65%  Ablation ~3-5%  Relapse / Uncontrolled  / Intolerant  ~25-30%  2nd Line Treatment  Graves’ Disease Patient Journey:  1st Line Treatment  Unmet Need  25-30% of patients are relapsed, uncontrolled on or intolerant to ATDs  Ablation rates in the US indicate that despite lack of disease control on ATDs, patients are choosing not to pursue ablation  Patients and healthcare providers seek therapeutic options that address underlying disease pathology  6  Sources: 1. Roivant Claims Analysis – 2021 incident patient population, first-line treatment is primary treatment in the first-year post diagnosis, claims review included a five-year lookback to define the incident population, 2. Grove-Laugesen et al. (2023): Completer rates for combined arms: ATD remission 56.0%, continuing ATD 18.8%, ATD relapse of 21.8%, ablation of 3.4%. Of the 55.9K 1st line ATD patients, a total of ~75% are either in remission (56.0%: 31.3K) or continued ATDs (18.8%: 10.5K), 3. Azizi et al. (2019): ATD remission for patients on long-term ATDs is 85%. Of the 10.5K patients who continued ATDs, 15% relapse (1.6K) and 85% go into remission (8.9K). These 8.9K patients in remission will have a 15% rate of relapse resulting in 1.3K relapses. From the original 10.5K patients who continued on ATDs, there will be a total of 3K (1.3K +1.6K) relapses, 4. Stokland et al. (2023): Relapse post remission 15%. Of the 31.3K patients who are in remission, 15% will relapse (4.7K). In total, the late relapses from remission and continued ATDs will be ~7.6K, resulting in a weighted average relapse rate of ~18% (4.7K relapses from the 31.3K patients in remission averaged with the 2.9K relapses from the 10.5K patients who continued on ATDs).

 7  Scientific literature indicates that Graves’ disease patients are at a higher risk of a sequelae of severe comorbidities  Sources: 1) Okosieme et al., 2019, 2) Aggarwal et al., 2014, 3) Chin et al., 2020, 4) Potvin et al., 2023, 5) Galindo et al., 2019, 6) Bourcier et al., 2020, 7) Pellgriti et al., 1998  0  1  2  3  4  5  6  7  Cardiovascular Events  Pre-eclampsia Thyroid Cancer  Risk of Comorbidity / Complication  Non-Graves' Controls Graves' Disease Patients  7x higher risk1  4x higher risk2  2.5x higher risk1  Relative to Healthy Controls, Graves’ Patients Are at Increased Risk of Developing Several Severe Comorbidities  8  Untreated Or Insufficiently Treated Graves’ Patients Experience Substantial Morbidity And Loss Of Quality Of Life  Thyroid Eye Disease (TED)  TED affects ~40% of patients diagnosed with Graves’ Disease3  – Up to 8% of TED patients experience dysthyroid optic neuropathy (impairment of visual function, leading to permanent sight loss)4  Other Significant Complications  In patients hospitalized for Graves’ Disease, ~16% are diagnosed with thyroid storm5, which has a ~20% mortality rate6  Graves’ Disease patients who develop thyroid cancer are at a >3x risk of recurrent disease / progressive distant metastases relative to euthyroid controls7

 Classic autoimmune condition where disease pathology is driven by autoantibodies to thyroid stimulating hormone receptor  High unmet need with 25-30% of ATD treatment patients either uncontrolled, relapsed, or intolerant to ATDs  No existing disease modifying therapy; ablative options continue to be used less frequently with physicians and patients  Patients with uncontrolled Graves’ disease experience greater risk of a sequelae of severe comorbidities (e.g., CV events, TED, thyroid storm)  Significant unmet need with 65K incident population and upside from an untapped prevalent pool of patients who remain uncontrolled but choose not to undergo ablation  8  Graves’ disease represents a high unmet need, underserved patient population with meaningful opportunity for innovation in ATD-uncontrolled patients  ATD: Anti-thyroid drug; CV: Cardiovascular; TED: Thyroid eye disease

 Batoclimab  Phase 2 Remission Data  9

# Batoclimab Graves' disease proof-of-concept study included a treatment period with a dose step-down, followed by an off-treatment follow-up period

*Data presented in 2024* | *New data at ATA*

**Inclusion[a]**

- Patients with active Graves' disease as documented by presence of elevated stimulatory TSH-R-Ab
- Subjects hyperthyroid despite ATD therapy

**Treatment Period:**
24 weeks
N = 25

**680 mg batoclimab QW SC (Week 0-12)**

***Step-down***

**340 mg batoclimab QW SC (Week 12-24)**

**Follow-up Period:**
24 weeks
N = 21[b]

**Off-Treatment (Week 24-48)**

**Primary Endpoint**

**Key Endpoint:**

Proportion of patients who:

- Achieve normalization of T3 and T4 or have T3 / T4 below LLN, and
- Do not increase ATD dose

Patients meeting these criteria defined as **responders**

**ATD Treatment:**

Stable ATD dose at screening | Goal to taper ATD during treatment period | Flexible ATD dosing

IMMUNOVANT®

a: Additional inclusion and exclusion criteria not listed on slide; b. Excludes 3 patients who chose not to enter the follow-up period and 1 patient who discontinued during the 24-week treatment period; N=1 patient who discontinued during the treatment period but remained in off-drug follow up is included. ATD: Anti-thyroid drug; QW: Weekly; SC: Subcutaneous; LLN: Lower limit of normal; ATA: American Thyroid Association Annual Meeting; TSH-R-Ab: Thyroid Stimulating Hormone Receptor Antibodies; FT3: free triiodothyronine; FT4: free thyroxine

10

 11  Baseline characteristics were representative of an uncontrolled population, despite ATD use  Batoclimab SC QW  N = 25  Mean unless otherwise noted  Age, years  47.4  Sex, % female  80%  Race, % white  92%  BMI, kg/m2  25.4  Median time since diagnosis, months  15.7  Baseline FT3, pmol/L (ULN=6.8 pmol/L)  15.4  Baseline FT4, pmol/L (ULN=22 pmol/L)  33.9  Baseline TRAb, IU/L (ULN=1.75 IU/L)  18.0  As shown in the September 9, 2024 Investor Presentation  Notes: BMI: Body Mass Index; FT3: Free triiodothyronine; FT4: Free thyroxine; TRAb: Thyroid stimulating hormone receptor antibody; ULN: Upper limit of normal; SC:  Subcutaneous; QW: Once Weekly; ATD: Anti-thyroid drug

| Treatment Period: 24 weeks | | Follow-up: 24 weeks |
| --- | --- | --- |
| 680 mg batoclimab QW SC (Week 0-12) | 340 mg batoclimab QW SC (Week 12-24) | Off-Treatment (Week 24-48) |

# Potential for disease modification with batoclimab responders demonstrating strong durability of response through six months off-treatment at end of follow-up

**Baseline**

**Week 12**
Pts receive 12 weeks of 680 mg QW batoclimab[a]

*Dose step-down*

**Week 24**
Pts receive 12 weeks of 340 mg QW batoclimab[a]

**Week 48**
Patients off-drug for 24 weeks[a,b]

**25**
**Uncontrolled Graves' disease patients**

**20/25**
**T3/T4 ≤ULN; ATD dose ≤Baseline**

**18/25**
**T3/T4 ≤ULN; ATD dose ≤Baseline**

**17/21**
**T3/T4 ≤ULN; ATD dose ≤Baseline[c]**

***Strong durability of response despite being off-batoclimab for six months***

IMMUNOVANT®

Notes: Responders: Patients who have T3 and T4 values ≤ULN and no increase in ATD dose from baseline. Pts: Patients; T3: Triiodothyronine; T4: Thyroxine; ULN: Upper limit of normal; ATD: Anti-thyroid drug. a. Includes N=1 patient who discontinued prior to Week 12 but remained in off-drug follow-up. b. Includes N=21 patients who entered follow-up period and could be assessed for remission. c. N=1 patient had T3/T4 ≤ULN, and one day following Week 48 visit had ATD dose equivalent to baseline.

12

 13  ~50% of responders at Week 48 achieved ATD-free remission, demonstrating strong potential for disease modification by a high-dose FcRn  8 of 17 patients with normal T3/T4 at Week 48 were in ATD-free remission  Notes: Responders: Patients who have T3 and T4 values ≤ULN and no increase in ATD dose from baseline. T3: Triiodothyronine; T4: Thyroxine; ULN: Upper limit of normal; ATD:  Anti-thyroid drug; FcRn: Neonatal fragment crystallizable receptor inhibitor. a. Includes N=1 patient who discontinued prior to Week 12 but remained in off-drug follow-up.  Week 48  17  T3/T4 ≤ULN  ATD-Free (N=8)a 47%  ATD 2.5 mg (N=5) 29%  ATD >2.5 mg (N=4) 24%  Week 48  13/17 responders on ATD doses  ≤2.5 mg / day after six months off-treatment  680 mg 340 mg  batoclimab QW batoclimab QW  SC (Week 0-12) SC (Week 12-24)  Treatment Period: 24 weeks  Follow-up: 24 weeks  Off-Treatment (Week 24-48)

 Off-Treatment Follow-up  -100%  -80%  -60%  -40%  -20%  0%  20%  IgG  TRAb  Mean percent change from baseline  Baseline  Week 4  Week 8  Week 12  Week 24  Week 48  340 mg batoclimab QW SC  680 mg batoclimab QW SC  Step-down  Sustained TRAb reductions post-batoclimab treatment further demonstrate the potential for disease modification  340 mg batoclimab QW SC (Week 12-24)  680 mg batoclimab QW SC (Week 0-12)  Treatment Period: 24 weeks  Follow-up: 24 weeks  Off-Treatment (Week 24-48)  Notes: Data includes up to last measurement available for patients who discontinued. IgG: Immunoglobulin G; TRAb: Thyroid Stimulating Hormone Receptor Antibody; QW: Once weekly; SC: Subcutaneous. Patient counts at each time include Baseline (N=25), Week 12 (N=24), Week 24 (N=23), Week 48 (N=19).  14

 15  Batoclimab was well-tolerated with no new safety signals identified  Batoclimab SC QW  N = 25 n (%)  Patients with any TEAE  25 (100)  Patients with any Serious TEAE  1 (4)  Patients with any Treatment-related Serious TEAE  0  Patients with any Treatment-related TEAE Leading to Study Drug Withdrawal  0  Patients with any TEAE Leading to Study Drug Dose Reduction or Interruption1  1 (4)  Patients with any TEAE Leading to Study Discontinuation2  1 (4)  Deaths  0  All treatment-related TEAEs were mild or moderate with no serious treatment-related TEAEs reported  Notes: 1) Patient experienced moderate menstrual disorder that led to a missed dose. Patient resumed treatment the following week and completed 24 weeks of batoclimab treatment; 2) Patient underwent cholecystectomy due to pre-existing gallstones. Event was not related to study treatment. TEAE: Treatment emergent adverse event; SC: Subcutaneous; QW: Once Weekly  As shown in the September 9, 2024 Investor Presentation

# Potentially registrational IMVT-1402-2502 trial design is optimized based on Phase 2 batoclimab learnings and could result in improved disease modification

**Batoclimab Phase 2**

- **12W 680 mg SC QW** → **80%** Response[a]
- *Step-down in dose*
- **12W 340 mg SC QW** → **72%** Response[a]
- **24W off-drug** → **~50% Responders stay in Remission**

**IMVT-1402 Pivotal Trial (1 of 2 Potentially Registrational Trials Ongoing)**

**Group 1**

- **52W 600 mg SC QW**
- *No step-down in dose, stay at high dose for longer duration vs. Phase 2*

**Group 2**

- **12W 600 mg SC QW** — *Similar to Phase 2 study*
- **14W 600 mg SC QW** — *Stay at high dose – no step-down*
- TRAb responders → **26W placebo QW**

IMMUNOVANT®

Notes: Responders: Patients who have T3 and T4 values ≤ULN and no increase in ATD dose from baseline. Batoclimab 680 mg has similar PK/PD properties to IMVT-1402 600 mg dose. a. Includes N=1 patient who discontinued prior to Week 12 but remained in off-drug follow-up. ATD: Anti-thyroid drug; SC: Subcutaneous; QW: Once weekly; W: Weeks; TRAb: T

16

 17  IMVT-1402 could potentially be the first-in-class disease-modifying therapy in Graves’ disease  Remarkable effect seen in uncontrolled Graves’ disease patients: 18 of 25 patients treated with batoclimab are responders at Week 24  01  Durable off-drug response: Of the 21 patients who entered the off-drug follow-up period, 17 remain responders six months following batoclimab treatment  02  IMVT-1402 pivotal trial design could potentially generate improved efficacy data due to continuous 600 mg QW dosing vs. batoclimab’s step-down dosing design  04  Two potentially registrational trials for IMVT-1402 in Graves’ disease are currently enrolling  05  Notes: ATD: Anti-thyroid drug; QW: Once weekly. Data includes N=1 patient who discontinued prior to Week 12 but remained in off-drug follow-up. Responders: Patients who  have T3 and T4 values ≤ULN and no increase in ATD dose from baseline.  First-ever observed ATD-free remission in uncontrolled patients: 8 of 17 responders remain off all medications six months following batoclimab treatment demonstrating potential for disease modification  03

 Appendix  18

 19  Batoclimab demonstrated potentially transformational results in ATD-uncontrolled patients with greater response driven by higher IgG lowering  Notes: a. Includes N=1 additional responder vs. September 2024 disclosure. Patient discontinued prior to Week 12 and was counted as a non-responder per protocol but was included by the PI in the ATA 2025 poster presentation, given they were a responder at time of discontinuation and continued through 6 month off-treatment follow-up period. ATD: Anti-thyroid drug; IgG: Immunoglobulin G; ATD: Anti-thyroid drug; T3: Triiodothyronine; T4: Thyroxine; LLN: Lower limit of normal.  % of participants who achieve normal T3 and T4 or have T3 or T4 below LLN, without increase in ATD  80% Respondersa  72% Respondersa  77% Mean IgG Reduction  65% Mean IgG Reduction  Week 24 (N = 18/25)  12 weeks 680 mg → 12 weeks 340 mg  Week 12 (N = 20/25)  12 weeks 680 mg  Treatment Period: (24 weeks) N = 25  680 mg batoclimab QW SC (Week 0-12)  340 mg batoclimab QW SC (Week 12-24)

 60% ATD-Free  Respondersa  40% ATD-Free  Respondersa  20  60% of patients receiving high-dose batoclimab not only achieved normal T3 and T4 levels but also ceased ATD entirely by 12 weeks  Notes: a. Includes N=1 additional responder vs. September 2024 disclosure. Patient discontinued prior to Week 12 and was counted as a non-responder per protocol but was included by the PI in the ATA 2025 poster presentation, given they were a responder at time of discontinuation and continued through 6-month off-treatment follow-up period. ATD: Anti-thyroid drug; T3: Triiodothyronine; T4: Thyroxine; LLN: Lower limit of normal.  Week 24 (N = 10/25)  12 weeks 680 mg → 12 weeks 340 mg  Week 12 (N = 15/25)  12 weeks 680 mg  Treatment Period: (24 weeks) N = 25  680 mg batoclimab QW SC (Week 0-12)  340 mg batoclimab QW SC (Week 12-24)  % of participants who achieve normal T3 and T4 or have T3 or T4 below LLN, and ceased all ATD medications

# Graves' disease market opportunity includes annual incident opportunity and a significant untapped prevalent patient pool



Incident Graves' Disease Patients
~65K
Annual Diagnosed & Treated U.S. Adult Population[1]
~7K
1st Line Ablation
~58K
Receive 1st Line ATD[1]
~2K
Ablation[2]
~34K
Continued ATD Remission[3,4]
~20K
Annual Market of 2nd Line Incident Uncontrolled Patients
Prevalent Graves' Disease Patients
~880K
Diagnosed U.S. Adult Population[5]
~760K
Treated with ATDs in 2021-2022
1st Line ATD
~120K
Ablation[6]
~330K
~10K
Ablation[9]
~310K
Continued ATD Remission
Prevalent Pool of ATD Relapse Patients

IMMUNOVANT®

1. Rolvant Claims Analysis – 2021 incident patient population, first-line treatment is primary treatment in the first-year post diagnosis, claims review included a five-year lookback to define the incident population
2. Grove-Laugesen et al. (2023): Completer rates for combined arms: ATD remission 56.0%, continuing ATD 18.8%, ATD relapse of 21.8%, ablation of 3.4%. Of the 58K 1st line ATD patients, a total of ~75% are either in remission (56.0%: 32.5K) or continued ATDs (18.8%: 10.9K)
3. Azizi et al. (2019): ATD remission for patients on long-term ATDs is 85%. Of the 10.9K patients who continued ATDs, 15% relapse (1.6K) and 85% go into remission (9.3K). These 9.3K patients in remission will have a 15% rate of relapse resulting in 1.4K relapses. From the original 10.9K patients who continued on ATDs, there will be a total of 3K (1.4K + 1.6K) relapses.
4. Sjölund et al. (2023): Relapse post remission 15%. Of the 42K patients who are in remission, 15% will relapse (6.3K). In total, the late relapses from remission and continued ATDs will be ~9.3K, resulting in a weighted average relapse rate of ~19% (6.3K relapses from the 32.5K patients in remission averaged with the 3K relapses from the 10.5K patients who continued on ATDs)
5. Rolvant Claims Analysis – 2022 prevalent patient population based on a two-year lookback for diagnosis
6. Of the 120K patients ablated, ~80K were ablated prior to 2021 and ~40K were ablated in 2021/2022
7. Azizi et al. (2019): Relapse rate was calculated as a weighted average considering relapse rate in patients on ATDs <18months is 53% compared to patients on ATDs >18months is 15%. Of the 570K patients treated with ATDs, ~470K are on ATDs <18months and ~100K are on ATDs for >18months. Rates have been applied proportionally.
8. Bandai et al. (2019): Of the ~190K patients previously treated with ATDs and currently monitored off therapy, ~40% experience relapse, which is 75K
9. Grove-Laugesen et al. (2023): 3.4% of ATD relapse patients will pursue ablation. 3.4% applied to the ~340K ATD treatment relapse patients is ~10K

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# IMVT-1402 potentially registrational trial in Graves' disease

**Inclusion[a]**

- Adults with active Graves' disease as documented by presence of TSH-R binding autoantibodies (TRAb)
- Subjects on an ATD for ≥12 weeks before the Screening Visit
- Subjects who are hyperthyroid based on suppressed TSH despite ATD treatment



Randomization (1:1:1)
Treatment Period: 52 weeks
N = 240
Period 1
(26 weeks blinded treatment)
Period 2
(26 weeks blinded treatment)
Group 1
600 mg IMVT-1402 QW SC
600 mg IMVT-1402 QW SC
Group 2
600 mg IMVT-1402 QW SC
TRAb Responder?
No
Yes
600 mg IMVT-1402 QW SC
Placebo QW SC
Group 3
Placebo QW SC
Placebo QW SC
Off-Treatment Follow-up (52 weeks)
ATD titration to lowest effective dose (including 0 mg/day) to maintain euthyroidism

**Primary Endpoint at Week 26:** Proportion of participants who become euthyroid[b] and stop ATD

**Key Secondary Endpoint at Week 52:** Proportion of participants who become euthyroid[b] and stop ATD

**Design enables study of remission as upside**

IMMUNOVANT®

a: Additional inclusion and exclusion criteria not listed on slide; b. Euthyroid = T3/T4 and TSH within normal limits
TSH: Thyroid-stimulating hormone; ATD: Antithyroid drugs; QW: Weekly; SC: Subcutaneous; T3 = triiodothyronine; FT3: free triiodothyronine; FT4: free thyroxine; ULN: upper limit of normal

22

# IMVT-1402 second potentially registrational trial in Graves' disease

**Inclusion**[a]

- Adults with active Graves' disease who are hyperthyroid based on suppressed TSH despite ATD treatment



Randomization (1:1:1)
Treatment Period: 26 weeks
N = 210
600 mg IMVT-1402 QW SC
N=70
300 mg IMVT-1402 QW SC
N=70
Placebo QW SC
N=70
Off-Treatment Follow-up
ATD titration to lowest effective dose (including 0 mg/day) to maintain euthyroidism

**Primary Endpoint at Week 26:** Proportion of participants on 600 mg who become euthyroid[b] and off ATD versus placebo

**Secondary Endpoint at Week 26:** Proportion of participants on 600 mg who have T3 (Total T3 or FT3) and FT4 ≤ ULN and off ATD

IMMUNOVANT®

a: Additional inclusion and exclusion criteria not listed on slide; b. Euthyroid = T3/T4 and TSH within normal limits
TSH: Thyroid-stimulating hormone; ATD: Antithyroid drugs; QW: Weekly; SC: Subcutaneous; T3 = triiodothyronine; FT3: free triiodothyronine; FT4: free thyroxine; ULN: upper limit of normal

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